Property and Equipment (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Property, Plant and Equipment [Line Items]
Leasehold improvements	$ 62,906	$ 56,504
Construction in progress	2,883	3,472
Furniture and equipment	34,781	33,661
Computer equipment and software	92,563	85,962
Property, Plant and Equipment, Gross, Total	193,133	179,599
Accumulated depreciation and amortization	(124,941)	(105,151)
Property and equipment, net	$ 68,192	$ 74,448